[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



                    MFS(R) LIMITED
                    MATURITY FUND

                    ANNUAL REPORT o APRIL 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE




--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund, and by helping us reduce the credit risk which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 18, 2000

--------------
(1) The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James J. Calmas]
     James J. Calmas

For the 12 months ended April 30, 2000, Class A shares of the Fund provided a total return of 2.71%, Class B shares 1.91%, Class C shares 1.99%, and Class I shares 3.02%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the average short-term investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.93%. The Fund's results also compare to a 3.56% return for the Fund's benchmark, the Lehman Brothers One- to Three-Year Government/Corporate Bond Index (the Lehman Index), an unmanaged index of coupon-bearing U.S. Treasury issues, debt of agencies of the U.S. government, and corporate debt rated "Baa" or higher by Moody's Investors Service, Inc.

Q.  WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. Rising interest rates and persistent inflation worries put pressure on nearly all bonds, with the lone exception of long-term U.S. Treasury securities. The Federal Reserve Board (the Fed) raised short-term interest rates five times over the past year by a total of 125 basis points (1.25%). Those rate hikes were designed to curb economic growth and stave off inflationary pressures. As interest rates moved higher, bond yields rose and bond prices fell (yields and prices move in opposite directions).

    In contrast to most other types of bonds, long-term Treasury bonds rallied during the past year as their supply diminished and demand grew. Swelling federal budget surpluses prompted the U.S. Treasury to limit the size and frequency of its auctions of new debt and to buy back nearly $30 billion of Treasury bonds outstanding in the first four months of 2000. The anticipated scarcity of long-term Treasury bonds caused them to rally even as short-term interest rates kept climbing and most other fixed-income investments lost ground.

    The Fund's underweighting in Treasury securities versus the Lehman Index caused the Fund to trail its benchmark over the past 12 months.

Q.  HOW DID CORPORATE SECURITIES PERFORM AGAINST THAT BACKDROP?

A. In addition to rising interest rates, our research indicated a number of "technical" challenges plagued corporate bonds. In the late summer of 1999, a surge of new issuance came to market. Corporations who wanted to sidestep any year 2000 (Y2K) related market problems accelerated issuance into the third quarter of the year. Increased stock market volatility and the inversion of the yield curve caused the difference in yield (the spread) between Treasuries and corporate securities to widen substantially during the year, pushing corporate bond prices lower. However, despite the recent disappointing performance of corporate bonds, we maintained our holdings in them. That's because we believe that strong economic conditions may help corporate fundamentals. In our view, good news on the fundamental front eventually will overwhelm the negative market backdrop stemming from reduced Treasury supply.

Q.  WHAT TYPES OF CORPORATE SECURITIES DID YOU EMPHASIZE?

A. We favored bonds issued by telecommunications and cable companies. We believe the promise of the Internet, the explosion in demand for cellular and data transmission, and the ongoing convergence of telecommunications and cable companies have helped boost their prospects. Some of our largest holdings in these areas included Sprint Spectrum, Comcast, Time Warner, Cox Communications, and GTE.

Q.  HOW DID ASSET-BACKED SECURITIES FARE?

A. Asset-backed securities held up much better than corporate bonds over the past year. Asset-backed securities are credit card receivables, home equity loans, and auto loans. About 28% of the portfolio's assets are invested in these bonds. The reasons that we own them are the same factors that helped their recent performance: their high "AAA"-rated quality and attractive yields. In addition, personal income growth helped push delinquencies and bankruptcies lower, and supply of asset-backed securities diminished in the first quarter of 2000. We own bonds backed by American Express and Chase.

Q.  WHAT IS THE ALLOCATION OF ASSETS TO DIFFERENT TYPES OF BONDS?

A. The breakdown is 42.6% to high-grade corporates, 28.3% to asset-backed securities, 9.3% to Yankees ("AAA"-rated dollar-denominated bonds issued in the United States by foreign governments and corporations), 9.1% to mortgage-backed securities, 3.7% to emerging markets, 3.1% in U.S. Treasuries, 2.2% in government agency securities, and 1.7% to cash. In addition, we also are holding some floating-rate securities, which are notes whose interest rates are tied to a money market index. We believe the reason is that if interest rates continue to rise, these short-term issues may help provide some additional return.

Q.  HOW DID YOU MANAGE THE FUND'S INTEREST-RATE SENSITIVITY?

A. Throughout much of the period, we kept the Fund's duration, which is an indicator of interest-rate sensitivity, in line with the Lehman Index. We take a neutral positioning when we don't have a strong conviction about the direction of interest rates.

Q.  YOU UPGRADED THE PORTFOLIO'S CREDIT QUALITY DURING THE PERIOD. WHY?

A. While we don't foresee major credit-related problems for most of the corporate bond market, we do believe that there will be a gradual rise in default rates over the next year or so. That's why we have increased the Fund's stake in bonds in the upper range of the credit spectrum, those rated "A" to "AAA." That said, occasionally we have found attractively priced opportunities among lower-rated investment-grade bonds ("BBB" rated) that carried enough yield, in our view, to compensate for their added credit risk.

Q.  WHAT'S YOUR OUTLOOK?

A. With the U.S. economy posting continued strong economic growth and many other areas of the world enjoying an economic rebound, we believe that the Fed will continue to raise interest rates as it battles potential inflationary pressures. The positive effects of a reduced Treasury supply already appear to be priced into Treasuries. Given that assumption, we believe that corporate, asset-backed, and mortgage-backed securities will begin to close the yield gap with Treasuries and outpace them in the process. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Furthermore, we feel their yield advantage over Treasuries may help cushion corporate and asset-backed securities against rising rates. Even if rates remain stable, we feel the higher yields offered by corporate and asset-backed securities may help them outperform Treasuries.

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) LIMITED MATURITY FUND AND MFS(R) LIMITED MATURITY SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

   MR. CALMAS JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998. HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY
   AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                          TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. THE
                          FUND ALSO SEEKS TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  FEBRUARY 26, 1992

  CLASS INCEPTION:        CLASS A  FEBRUARY 26, 1992
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JULY 1, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $184.5 MILLION NET ASSETS AS OF APRIL 30, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Fund's investment operations, February 26, 1992, through April 30, 2000. Index information is from March 1, 1992.)

                         MFS Limited          Lehman Brothers
                        Maturity Fund       1-3 Year Government/
                         -- Class A        Corporate Bond Index
            ---------------------------------------------------
            2/92          $ 9,750               $10,000
            4/94           10,908                11,106
            4/96           12,440                12,564
            4/98           13,952                14,293
            4/00           14,941                15,696

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 2000

CLASS A
                                                                1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +2.71%      +13.48%      +29.11%      +53.24%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +2.71%      + 4.31%      + 5.24%      + 5.36%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              +0.14%      + 3.43%      + 4.71%      + 5.03%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                                1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +1.91%      +10.72%      +23.82%      +44.93%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +1.91%      + 3.45%      + 4.37%      + 4.65%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              -1.96%      + 2.56%      + 4.05%      + 4.65%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                                1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +1.99%      +10.49%      +23.59%      +45.74%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +1.99%      + 3.38%      + 4.33%      + 4.72%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              +1.02%      + 3.38%      + 4.33%      + 4.72%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                                1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +3.02%      +13.86%      +29.60%      +53.82%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +3.02%      + 4.42%      + 5.32%      + 5.41%
-------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------------
Average short-term investment-grade debt fund+                  +2.93%      + 4.92%      + 5.46%      + 5.34%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers One- to Three-Year
  Government/Corporate Bond Index#                              +3.56%      + 5.57%      + 5.97%      + 5.68%
-------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the Fund's investment operations, February 26, 1992, through April
    30, 2000. Index information is from March 1, 1992.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2000
Source: Standard & Poor's and Moody's

                  AAA                          30.9%
                  BBB                          24.9%
                  A                            21.1%
                  Governments                  15.2%
                  AA                            6.1%
                  Other                         1.8%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2000

Bonds - 96.7%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 83.4%
  Aerospace - 0.8%
    Raytheon Co., 5.7s, 2003                                            $ 1,653             $  1,527,669
--------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 1.0%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                              $ 2,283             $  1,813,661
--------------------------------------------------------------------------------------------------------
  Automotive - 4.1%
    DaimlerChrysler NA Holding Corp., 6.63s, 2001                       $ 2,653             $  2,628,354
    Ford Capital BV, 9.875s, 2002                                         1,800                1,870,686
    Ford Motor Credit Co., 6.541s, 2002                                   3,000                3,009,840
                                                                                            ------------
                                                                                            $  7,508,880
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.4%
    Fleet Boston Corp., 9.9s, 2001                                      $ 2,017             $  2,073,799
    Great Western Financial Corp., 6.375s, 2000                           2,366                2,363,681
    GS Escrow Corp., 6.75s, 2001                                          1,903                1,836,631
    Wells Fargo Co., 7.2s, 2003                                           1,822                1,805,802
                                                                                            ------------
                                                                                            $  8,079,913
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.8%
    Eaton Corp., 6.95s, 2004                                            $ 1,299             $  1,269,188
    General Electric Capital Corp., 6.52s, 2002                           2,127                2,089,614
                                                                                            ------------
                                                                                            $  3,358,802
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Hasbro, Inc., 7.95s, 2003                                           $   884             $    879,686
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 25.3%
    Aames Mortgage Trust, 6.75s, 2021                                   $   969             $    967,256
    American Express Credit Account Trust, 5.6s, 2006                     1,000                  939,060
    Americredit Automobile Receivable Trust, 5.78s, 2003                  2,050                2,012,844
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015             3,805                3,740,791
    Banamex Credit Card Merchant Voucher, 6.25s, 2003#                    5,952                5,801,872
    BankBoston Home Equity Loan Trust, 5.89s, 2013                        1,894                1,854,640
    BKB Commercial Mortgage Trust, 6.375s, 2001                              22                   21,548
    Chase Credit Card Master Trust, 6.39s, 2004                           2,815                2,819,391
    Commerce 2000, 7.41s, 2002#                                             960                  951,648
    Commonwealth Edison Transition Funding Trust, 5.29s, 2003             1,894                1,860,893
    DLJ Mortgage Acceptance Corp., 8.1s, 2004                               968                  981,655
    First Chicago Master Trust II, 6.41s, 2003                            2,975                2,980,563
    Fleet Credit Card Master Trust II, 6.35s, 2007                        2,505                2,510,461
    Ford Credit Auto Owner Trust, 5.31s, 2001                               202                  201,907
    Ford Credit Auto Owner Trust, 6.2s, 2002                              2,192                2,183,369
    Ford Credit Auto Owner Trust, 7.5s, 2003#                               750                  731,484
    GE Capital Mortgage Services, Inc., 6.035s, 2020                      2,035                1,961,867
    Green Tree Financial Corp., 6.04s, 2029                               1,591                1,588,493
    Green Tree Financial Corp., 6.39s, 2029                                 629                  628,345
    GS Mortgage Securities Corp. II, 6.06s, 2030                            554                  524,804
    MBNA Master Credit Card Trust II, 5.25s, 2006                         2,374                2,224,865
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                   1,742                1,625,593
    Morgan Stanley Capital I, 6.01s, 2030                                 1,215                1,142,887
    Partners First Credit Card Master Trust, 6.23s, 2004                  3,400                3,398,406
    Pemex Finance Ltd., 5.72s, 2003                                         947                  906,368
    Providian Home Equity Loan Trust, 6.435s, 2025                          719                  719,097
    SLM Student Loan Trust, 6.514s, 2009                                  1,470                1,450,214
                                                                                            ------------
                                                                                            $ 46,730,321
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.7%
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001                        $ 2,627             $  2,579,399
    Time Warner Pass-Through Asset Trust, 6.1s, 2001#                     2,413                2,352,675
                                                                                            ------------
                                                                                            $  4,932,074
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.0%
    Countrywide Home Loan, Inc., 6.85s, 2004                            $ 2,506             $  2,395,836
    Lehman Brothers Holdings, Inc., 6.25s, 2003                           3,484                3,336,871
    Merrill Lynch & Co., 6.06s, 2001                                      2,520                2,473,808
    Morgan Stanley Dean Witter, 7.125s, 2003                              2,955                2,922,525
                                                                                            ------------
                                                                                            $ 11,129,040
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.6%
    Coca-Cola Bottling Co., 8.56s, 2002                                 $ 2,521             $  2,561,336
    Whitman Corp., 6s, 2004                                               2,385                2,238,966
                                                                                            ------------
                                                                                            $  4,800,302
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Georgia-Pacific Corp., 9.95s, 2002                                  $ 1,150             $  1,196,057
--------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    AIG Sunamerica, 7.4s, 2003#                                         $ 1,122             $  1,122,000
--------------------------------------------------------------------------------------------------------
  Railroads - 1.1%
    Union Pacific Corp., 5.78s, 2001                                    $   103             $     99,933
    Union Pacific Corp., 6.34s, 2003                                      2,100                1,989,456
                                                                                            ------------
                                                                                            $  2,089,389
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Safeway, Inc., 5.875s, 2001                                         $ 2,430             $  2,365,192
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 7.1%
    Comcast Corp., 9.125s, 2006                                         $ 2,666             $  2,761,310
    Cox Communications, Inc., 7s, 2001                                    2,025                2,008,719
    GTE Corp., 9.1s, 2003                                                 1,965                2,036,840
    Sprint Corp., 9.5s, 2003                                                881                  918,346
    Sprint Spectrum LP, 11s, 2006                                         2,642                2,844,324
    Telecomunicaiones De Puerto Rico, 6.15s, 2002                         2,598                2,493,794
                                                                                            ------------
                                                                                            $ 13,063,333
--------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 11.9%
    Federal Home Loan Bank, 6.75s, 2002                                 $ 2,000             $  1,989,734
    Federal Home Loan Mortgage Corp., 5.5s, 2002                          2,000                1,940,320
    Federal Home Loan Mortgage Corp., 5.83s, 2013                         1,308                1,292,641
    Federal National Mortgage Assn., 6.75s, 2003                          2,068                2,030,073
    Federal National Mortgage Assn., 6s, 2014                             5,544                5,191,810
    Federal National Mortgage Assn., 7s, 2015                             5,049                4,933,559
    Government National Mortgage Assn., 7.5s, 2007 - 2011                 4,276                4,276,573
    Government National Mortgage Assn., 12.5s, 2011                         232                  261,971
                                                                                            ------------
                                                                                            $ 21,916,681
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.0%
    U.S. Treasury Notes, 5s, 2001                                       $   900             $    889,308
    U.S. Treasury Notes, 5.375s, 2001                                       165                  163,608
    U.S. Treasury Notes, 6.25s, 2001                                        765                  760,096
    U.S. Treasury Notes, 6.5s, 2001                                         900                  898,029
    U.S. Treasury Notes, 5.875s, 2004                                     3,002                2,922,717
                                                                                            ------------
                                                                                            $  5,633,758
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 6.5%
    California Infrastructure, 6.17s, 2003                              $ 2,855             $  2,844,294
    Connecticut Light & Power Co., 7.875s, 2001                             772                  770,896
    Edison Mission Energy Funding Corp., 6.77s, 2003#                     1,614                1,575,126
    Gulf States Utilities Co., 8.21s, 2002                                1,528                1,540,530
    Midamerican Funding LLC, 5.85s, 2001                                  3,039                2,999,277
    Narragansett Electric Co., 7.83s, 2002                                  500                  503,695
    National Rural Utilities, 7.375s, 2003                                1,388                1,384,308
    Salton Sea Funding Corp., 6.69s, 2000                                   205                  204,675
    Salton Sea Funding Corp., 7.02s, 2000                                    86                   85,714
                                                                                            ------------
                                                                                            $ 11,908,515
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.1%
    CMS Panhandle Holding Co., 6.125s, 2004                             $ 1,820             $  1,699,334
    Columbia Gas Systems, Inc., 6.39s, 2000                               2,127                2,110,112
                                                                                            ------------
                                                                                            $  3,809,446
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $153,864,719
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 13.3%
  Argentina - 1.5%
    Republic of Argentina, 0s, 2001                                     $ 3,043             $  2,799,560
--------------------------------------------------------------------------------------------------------
  Australia - 1.2%
    Medallion Trust, 6.509s, 2031 (Corporate Asset Back)                $ 1,000             $    999,492
    Westpac Banking, 9.125s, 2001 (Banks and Credit Cos.)                 1,175                1,196,197
                                                                                            ------------
                                                                                            $  2,195,689
--------------------------------------------------------------------------------------------------------
  Canada - 2.3%
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                   $ 1,684             $  1,892,395
    Province of Quebec, 8.8s, 2003                                        2,246                2,325,643
                                                                                            ------------
                                                                                            $  4,218,038
--------------------------------------------------------------------------------------------------------
  Chile - 1.2%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)#                                           $ 1,520             $  1,481,970
    Enersis S.A., 6.6s, 2026 (Utilites - Electric)                          799                  758,219
                                                                                            ------------
                                                                                            $  2,240,189
--------------------------------------------------------------------------------------------------------
  China - 0.4%
    Hero Asian BVI Co. Ltd., 9.11s, 2001 (Utilities)#                   $   792             $    771,402
--------------------------------------------------------------------------------------------------------
  Germany - 2.5%
    KFW International Finance, Inc., 9.4s, 2004
      (Financial Institutions)                                          $ 1,068             $  1,147,481
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks and
      Credit Cos.)                                                        3,445                3,468,684
                                                                                            ------------
                                                                                            $  4,616,165
--------------------------------------------------------------------------------------------------------
  Norway - 1.8%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit Cos.)#          $ 3,339             $  3,212,686
--------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.)        $   900             $    887,759
--------------------------------------------------------------------------------------------------------
  Spain - 1.1%
    Kingdom of Spain, 9.125s, 2000                                      $ 2,000             $  2,011,440
--------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)#                     $ 1,620             $  1,550,926
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 24,503,854
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $183,140,508)                                                 $178,368,573
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.6%
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 4/28/00, due 5/1/00, total to be
      received $2,930,399 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at cost                                  $ 2,929             $  2,929,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $186,069,508)                                           $181,297,573

Other Assets, Less Liabilities - 1.7%                                                          3,178,648
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $184,476,221
--------------------------------------------------------------------------------------------------------
# SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
APRIL 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $186,069,508)           $181,297,573
  Cash                                                                   8,449
  Receivable for Fund shares sold                                      815,581
  Receivable for investments sold                                    3,088,849
  Interest receivable                                                2,404,174
  Other assets                                                           2,283
                                                                  ------------
      Total assets                                                $187,616,909
                                                                  ------------

Liabilities:
  Distributions payable                                           $    223,143
  Payable for investments purchased                                  1,797,220
  Payable for Fund shares reacquired                                   974,749
  Payable to affiliates -
    Management fee                                                       6,095
    Shareholder servicing agent fee                                      1,524
    Distribution and service fee                                        12,661
    Administrative fee                                                     267
  Accrued expenses and other liabilities                               125,029
                                                                  ------------
      Total liabilities                                           $  3,140,688
                                                                  ------------
Net assets                                                        $184,476,221
                                                                  ============

Net assets consist of:
  Paid-in capital                                                 $202,415,531
  Unrealized depreciation on investments                            (4,771,935)
  Accumulated net realized loss on investments                     (13,046,145)
  Accumulated distributions in excess of net investment
    income                                                            (121,230)
                                                                  ------------
      Total                                                       $184,476,221
                                                                  ============
Shares of beneficial interest outstanding                          27,706,464
                                                                   ==========

Class A shares:
  Net asset value per share
    (net assets of $115,752,398 / 17,368,454 shares of
    beneficial interest outstanding)                                 $6.66
                                                                     =====
  Offering price per share (100 / 97.5 of net asset value
    per share)                                                       $6.83
                                                                     =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $45,214,228 / 6,808,003 shares of
    beneficial interest outstanding)                                 $6.64
                                                                     =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $22,825,223 / 3,427,054 shares of
    beneficial interest outstanding)                                 $6.66
                                                                     =====

Class I shares:
  Net asset value, offering price, and redemption price  per share
    (net assets of $684,372 / 102,953 shares of beneficial
    interest outstanding)                                            $6.65
                                                                     =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2000
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $13,492,236
                                                                   -----------
  Expenses -
    Management fee                                                 $   804,887
    Trustees' compensation                                              21,998
    Shareholder servicing agent fee                                    201,222
    Distribution and service fee (Class A)                             187,214
    Distribution and service fee (Class B)                             480,156
    Distribution and service fee (Class C)                             237,937
    Administrative fee                                                  26,361
    Custodian fee                                                       95,868
    Printing                                                            48,302
    Postage                                                             24,590
    Auditing fees                                                       33,986
    Legal fees                                                           2,535
    Miscellaneous                                                      170,016
                                                                   -----------
      Total expenses                                               $ 2,335,072
    Fees paid indirectly                                               (22,869)
                                                                   -----------
      Net expenses                                                 $ 2,312,203
                                                                   -----------
        Net investment income                                      $11,180,033
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(3,069,917)
    Futures contracts                                                  (41,723)
                                                                   -----------
      Net realized loss on investments                             $(3,111,640)
                                                                   -----------
  Change in unrealized depreciation on investments                 $(3,195,332)
                                                                   -----------
        Net realized and unrealized loss on investments            $(6,306,972)
                                                                   -----------
          Increase in net assets from operations                   $ 4,873,061
                                                                   ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                     2000                       1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 11,180,033               $ 10,889,038
  Net realized loss on investments                                 (3,111,640)                (2,645,933)
  Net unrealized loss on investments                               (3,195,332)                (1,382,793)
                                                                 ------------               ------------
    Increase in net assets from operations                       $  4,873,061               $  6,860,312
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (7,150,744)              $ (6,851,802)
  From net investment income (Class B)                             (2,548,364)                (2,396,262)
  From net investment income (Class C)                             (1,166,057)                (1,138,922)
  From net investment income (Class I)                                (80,787)                  (109,991)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(10,945,952)              $(10,496,977)
                                                                 ------------               ------------
Net increase (decrease) in net assets from Fund
  share transactions                                             $(22,106,338)              $ 60,124,700
                                                                 ------------               ------------
    Total increase (decrease) in net assets                      $(28,179,229)              $ 56,488,035
Net assets:
  At beginning of period                                          212,655,450                156,167,415
                                                                 ------------               ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $121,230 and
    $331,659, respectively)                                      $184,476,221               $212,655,450
                                                                 ============               ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                    2000              1999             1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 6.87            $ 6.99           $ 7.04          $ 7.12         $ 7.10
                                                      ------            ------           ------          ------         ------
Income from investment operations# -
  Net investment income(S)                            $ 0.40            $ 0.43           $ 0.48          $ 0.47         $ 0.48
  Net realized and unrealized gain (loss) on
    investments                                        (0.22)            (0.14)           (0.07)          (0.06)          0.03
                                                      ------            ------           ------          ------         ------
      Total from investment operations                $ 0.18            $ 0.29           $ 0.41          $ 0.41         $ 0.51
                                                      ------            ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.39)           $(0.41)          $(0.46)         $(0.47)        $(0.48)
  In excess of net investment income                    --                --               --             (0.02)         (0.01)
                                                      ------            ------           ------          ------         ------
      Total distributions declared to
        shareholders                                  $(0.39)           $(0.41)          $(0.46)         $(0.49)        $(0.49)
                                                      ------            ------           ------          ------         ------
Net asset value - end of period                       $ 6.66            $ 6.87           $ 6.99          $ 7.04         $ 7.12
                                                      ======            ======           ======          ======         ======
Total return(+)                                         2.71%             4.26%            5.97%           5.83%          7.50%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            0.86%             0.84%            0.89%           0.94%          0.95%
  Net investment income                                 5.87%             6.14%            6.70%           6.57%          6.73%
Portfolio turnover                                        74%              278%             288%            489%           385%
Net assets at end of period (000 omitted)           $115,752          $134,086          $95,342         $91,887        $98,582

(S) Subject to reimbursement by the Fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses exclusive of management and distribution and service fees. In consideration, the
    Fund pays a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                             --                --             $ 0.48          $ 0.47         $ 0.48
      Ratios (to average net assets):
        Expenses##                                      --                --               0.87%           0.89%          0.91%
        Net investment income                           --                --               6.72%           6.62%          6.77%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                     2000             1999             1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 6.85           $ 6.97           $ 7.03          $ 7.11         $ 7.10
                                                       ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.34           $ 0.38           $ 0.41          $ 0.41         $ 0.42
  Net realized and unrealized gain (loss) on
    investments                                         (0.21)           (0.14)           (0.07)          (0.05)          0.03
                                                       ------           ------           ------          ------         ------
      Total from investment operations                 $ 0.13           $ 0.24           $ 0.34          $ 0.36         $ 0.45
                                                       ------           ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.34)          $(0.36)          $(0.40)         $(0.42)        $(0.42)
  In excess of net investment income                     --               --               --             (0.02)         (0.02)
                                                       ------           ------           ------          ------         ------
      Total distributions declared to
        shareholders                                   $(0.34)          $(0.36)          $(0.40)         $(0.44)        $(0.44)
                                                       ------           ------           ------          ------         ------
Net asset value - end of period                        $ 6.64           $ 6.85           $ 6.97          $ 7.03         $ 7.11
                                                       ======           ======           ======          ======         ======
Total return                                             1.91%            3.48%            4.98%           4.99%          6.52%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                             1.65%            1.61%            1.70%           1.78%          1.75%
  Net investment income                                  5.09%            5.33%            5.80%           5.75%          5.90%
Portfolio turnover                                         74%             278%             288%            489%           385%
Net assets at end of period (000 omitted)             $45,214          $52,883          $39,229         $34,875        $26,464

(S) Subject to reimbursement by the Fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses exclusive of management and distribution and service fees. In consideration, the
    Fund pays a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                              --               --             $ 0.41          $ 0.41         $ 0.42
      Ratios (to average net assets):
        Expenses##                                       --               --               1.68%           1.77%          1.77%
        Net investment income                            --               --               5.82%           5.76%          5.88%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                     2000             1999             1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 6.86           $ 6.99           $ 7.05          $ 7.13         $ 7.11
                                                       ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.34           $ 0.36           $ 0.41          $ 0.41         $ 0.41
  Net realized and unrealized gain (loss) on
    investments                                         (0.21)           (0.14)           (0.07)          (0.06)          0.04
                                                       ------           ------           ------          ------         ------
      Total from investment operations                 $ 0.13           $ 0.22           $ 0.34          $ 0.35         $ 0.45
                                                       ------           ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.33)          $(0.35)          $(0.40)         $(0.41)        $(0.41)
  In excess of net investment income                     --               --               --             (0.02)         (0.02)
                                                       ------           ------           ------          ------         ------
      Total distributions declared to
        shareholders                                   $(0.33)          $(0.35)          $(0.40)         $(0.43)        $(0.43)
                                                       ------           ------           ------          ------         ------
Net asset value - end of period                        $ 6.66           $ 6.86           $ 6.99          $ 7.05         $ 7.13
                                                       ======           ======           ======          ======         ======
Total return                                             1.99%            3.23%            4.94%           5.08%          6.44%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                             1.71%            1.69%            1.74%           1.80%          1.80%
  Net investment income                                  5.03%            5.19%            5.76%           5.80%          5.76%
Portfolio turnover                                         74%             278%             288%            489%           385%
Net assets at end of period (000 omitted)             $22,825          $24,228          $20,131         $18,862        $13,842

(S) Subject to reimbursement by the Fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses exclusive of management and distribution and service fees. In consideration, the
    Fund pays a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                              --               --             $ 0.41          $ 0.41         $ 0.41
      Ratios (to average net assets):
        Expenses##                                       --               --               1.72%           1.81%          1.75%
        Net investment income                            --               --               5.78%           5.80%          5.81%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED APRIL 30,
                                                          -------------------------------------------           PERIOD ENDED
                                                             2000              1999              1998        APRIL 30, 1997*
----------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $ 6.85            $ 6.98            $ 7.04                 $ 7.08
                                                           ------            ------            ------                 ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.42            $ 0.43            $ 0.48                 $ 0.15
  Net realized and unrealized loss on investments           (0.22)            (0.14)            (0.07)                 (0.03)
                                                           ------            ------            ------                 ------
      Total from investment operations                     $ 0.20            $ 0.29            $ 0.41                 $ 0.12
                                                           ------            ------            ------                 ------
Less distributions declared to shareholders -
  From net investment income                               $(0.40)           $(0.42)           $(0.47)                $(0.15)
  In excess of net investment income                         --                --                --                    (0.01)
                                                           ------            ------            ------                 ------
      Total distributions declared to shareholders         $(0.40)           $(0.42)           $(0.47)                $(0.16)
                                                           ------            ------            ------                 ------
Net asset value - end of period                            $ 6.65            $ 6.85            $ 6.98                 $ 7.04
                                                           ======            ======            ======                 ======
Total return                                                 3.02%             4.28%             5.98%                  1.72%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                 0.71%             0.69%             0.74%                  1.17%+
  Net investment income                                      6.00%             6.21%             6.75%                  8.68%+
Portfolio turnover                                             74%              278%              288%                   489%
Net assets at end of period (000 omitted)                    $684            $1,459            $1,466                 $1,925

(S) Subject to reimbursement by the Fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses exclusive of management and distribution and service fees. In consideration, the
    Fund pays a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                                  --                --              $ 0.49                 $ 0.15
      Ratios (to average net assets):
        Expenses##                                           --                --                0.72%                  1.17%+
        Net investment income                                --                --                6.77%                  8.68%+
  * For the period from the inception of Class I, January 2, 1997, through April 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 2000, $23,652 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At April 30, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $11,613,985 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($3,619,464), April 30, 2005, ($1,432,459),
April 30, 2006, ($549,779), April 30, 2007, ($2,183,364), and April 30, 2008,
($3,828,919).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,975 for the year ended April, 30, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $50,413 for the year ended April 30, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $15,525 for the year ended April 30, 2000. Fees incurred under the distribution plan during the year ended April 30, 2000, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and of the 0.10% per annum Class A distribution fee will be implemented on such dates as the Trustees of the Trust may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,083 and $48 for Class B and Class C shares, respectively, for the year ended April 30, 2000. Fees incurred under the distribution plan during the year ended April 30, 2000, were 0.94% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis. Except in the case of the 0.25% per annum Class B service fee paid upon the sale of Class B shares in the first year, the Class B service fee is 0.15% per annum and may increase to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2000, were $24,028, $191,397, and $16,256 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:
                                                       PURCHASES          SALES
-------------------------------------------------------------------------------
U.S. government securities                          $ 37,843,554   $ 41,452,978
                                                    ------------   ------------
Investments (non-U.S. government securities)        $101,641,930   $114,664,213
                                                    ------------   ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $186,076,265
                                                                 ------------
Gross unrealized depreciation                                    $ (4,828,322)
Gross unrealized appreciation                                          49,630
                                                                 ------------
    Net unrealized depreciation                                  $ (4,778,692)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                          YEAR ENDED APRIL 30, 2000             YEAR ENDED APRIL 30, 1999
                                         --------------------------            --------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          22,797,169       $ 154,386,404        89,884,749       $ 625,609,406
Shares issued to shareholders
  in reinvestment of
  distributions                       1,055,732           7,110,448           718,455           4,986,426
Shares reacquired                   (26,002,105)       (176,062,772)      (84,729,931)       (589,753,636)
                                    -----------       -------------       -----------       -------------
    Net increase (decrease)          (2,149,204)      $ (14,565,920)        5,873,273       $  40,842,196
                                    ===========       =============       ===========       =============

Class B Shares
                                          YEAR ENDED APRIL 30, 2000             YEAR ENDED APRIL 30, 1999
                                         --------------------------            --------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           4,403,639       $  29,668,417         7,595,456       $  52,632,457
Shares issued to shareholders
  in reinvestment of
  distributions                         271,278           1,823,269           247,817           1,712,458
Shares reacquired                    (5,592,317)        (37,604,735)       (5,746,325)        (39,697,324)
                                    -----------       -------------       -----------       -------------
    Net increase (decrease)            (917,400)      $  (6,113,049)        2,096,948       $  14,647,591
                                    ===========       =============       ===========       =============

Class C Shares
                                          YEAR ENDED APRIL 30, 2000             YEAR ENDED APRIL 30, 1999
                                         --------------------------            --------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           3,062,035       $  20,658,157         3,684,433       $  25,649,796
Shares issued to shareholders
  in reinvestment of
  distributions                         106,089             714,980           109,967             762,710
Shares reacquired                    (3,270,557)        (22,068,080)       (3,144,596)        (21,810,087)
                                    -----------       -------------       -----------       -------------
    Net increase (decrease)            (102,433)      $    (694,943)          649,804       $   4,602,419
                                    ===========       =============       ===========       =============

Class I Shares
                                          YEAR ENDED APRIL 30, 2000             YEAR ENDED APRIL 30, 1999
                                         --------------------------            --------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             141,817       $     952,660           153,379       $   1,065,556
Shares issued to shareholders
  in reinvestment of
  distributions                          11,967              80,608            15,876             109,990
Shares reacquired                      (263,697)         (1,765,694)         (166,408)         (1,143,052)
                                    -----------       -------------       -----------       -------------
    Net increase (decrease)            (109,913)      $    (732,426)            2,847       $      32,494
                                    ===========       =============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 2000, was $1,299. The Fund had no significant borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2000, there were no open futures contracts.

(8) Acquisition
At the close of business on May 22, 2000, the Fund will acquire all of the assets and liabilities of the MFS Intermediate Income Fund. The acquisition will be accomplished by a tax free exchange of shares of the Fund for shares of the Intermediate Income Fund's net assets on that date, which were combined with those of the Fund.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of the
MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the series constituting MFS Series Trust IX), as of April 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years ended in the five-year period ended April 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Limited Maturity at April 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

--------------------------------------------------------------------------------

MFS(R) LIMITED MATURITY FUND

TRUSTEES                                                   SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive             Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                   ASSISTANT SECRETARY
                                                           James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                       CUSTODIAN
                                                           State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                     AUDITORS
Administration                                             Deloitte & Touche LLP

Charles W. Schmidt+ - Private Investor                     INVESTOR INFORMATION
                                                           For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                        investment professional or, for an information
Vice President, Director, and Secretary,                   kit, call toll free: 1-800-637-2929 any business
MFS Investment Management                                  day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                           message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management               INVESTOR SERVICE
                                                           MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                  P.O. Box 2281
                                                           Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                      For general information, call toll free:
                                                           1-800-225-2606 any business day from
INVESTMENT ADVISER                                         8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                        For service to speech- or hearing-impaired, call
Boston, MA 02116-3741                                      toll free: 1-800-637-6576 any business day from 9
                                                           a.m. to 5 p.m. Eastern time. (To use this service,
DISTRIBUTOR                                                your phone must be equipped with a
MFS Fund Distributors, Inc.                                Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                      For share prices, account balances, exchanges, or
                                                           stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                         touch-tone telephone.

PORTFOLIO MANAGER                                          WORLD WIDE WEB
James J. Calmas*                                           www.mfs.com

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) LIMITED MATURITY FUND                                    ------------
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                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MLM-2  06/00  20M  36/236/336/836